UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 6, 2016

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

1.	On October 6, 2016, Cachet Financial Solutions, Inc. (the “Company”) entered into an agreement with Michael J. Hanson, a director of the Company, in connection with a revolving line of credit note entered into by the Company and Mr. Hanson on May 7, 2014 (as amended, the “Line of Credit”). Pursuant to the agreement, Mr. Hanson agreed to convert, upon the consummation of the underwritten public offering of the Company as contemplated by the Registration Statement on Form S-1 (Registration No. 333-212610) initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on July 20, 2016 (the “Offering”), the principal amount of $1,000,000 of indebtedness outstanding under the Line of Credit into shares of common stock of the Company (“Common Stock”) at a conversion price-per-share equal to the public offering price-per-share in the Offering. In consideration for this conversion, the Company agreed to issue to Mr. Hanson, upon the consummation of the Offering, five-year warrants to purchase 200,000 shares of Common Stock, exercisable at an exercise price-per-share equal to the public offering price-per-share in the Offering.

2.	On October 6, 2016, the Company and its subsidiary, Cachet Financial Solutions Inc. (the “Subsidiary”), entered into an agreement with James L. Davis, a director of the Company, in connection with a demand promissory note issued by the Subsidiary to Mr. Davis on February 1, 2016 (the “Note”). Pursuant to the agreement, Mr. Davis agreed to convert, upon the consummation of the Offering, the principal amount of $150,000 of indebtedness outstanding under the Note into shares of Common Stock at a conversion price-per-share equal to the public offering price-per-share in the Offering. In consideration for this conversion, the Company agreed to issue to Mr. Davis, upon the consummation of the Offering, five-year warrants to purchase 30,000 shares of Common Stock, exercisable at an exercise price-per-share equal to the public offering price-per-share in the Offering.

3.

On October 12, 2016, the Company entered into an agreement with James L. Davis, whereby Mr. Davis agreed to convert, upon the consummation of the Offering, $250,000 of the $432,000 aggregate amount outstanding under the convertible promissory note issued to him on July 13, 2016 into shares of Common Stock at a conversion price-per-share equal to the public offering price-per-share in the Offering. In consideration for this conversion, the Company agreed to issue to Mr. Davis, upon the consummation of the Offering, five-year warrants to purchase 50,000 shares of Common Stock, exercisable at an exercise price-per-share equal to the public offering price-per-share in the Offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 above is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan D. Meier
Bryan D. Meier
Chief Financial Officer

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